SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 24, 2002

inTEST Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer of Incorporation)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (856) 424-6886

Item 5. Other Events.

On April 24, 2002, inTEST Corporation, a Delaware corporation, announced its financial results for the quarter ended March 31, 2002. A copy of inTEST's press release announcing these financial results is attached as Exhibit 99 hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits:

99  Press Release, dated April 24, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
      Hugh T. Regan, Jr.
      Treasurer, Secretary and
         Chief Financial Officer

Date:   April 24, 2002

EXHIBIT INDEX

99   Press Release, dated April 24, 2002